EXHIBIT 2(a)

This statement is being filed by J.P. Morgan Partners (23A SBIC), L.P., a Delaware limited partnership (hereinafter referred to as "JPMP (23A SBIC)") and J.P. Morgan DJ Partners, LLC, a Delaware limited liability company (hereinafter referred to as "JPMDJ Partners"). The principal office of JPMP 23A SBIC and JPMDJ Partners is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, 40th Floor, New York, NY 10020.

JPMP (23A SBIC) and JPMDJ Partners are engaged in the venture capital and leveraged buyout business. JPMP (23A SBIC) owns 86.9% of the common equity of JPMDJ Partners. Investment and voting control of the shares of common stock of the Issuer beneficially owned by JPMDJ Partners are vested in its Managing Member, JPMP (23A SBIC), pursuant to the limited liability company agreement of JPMDJ Partners. Until December 18, 2002, the managing member of JPMDJ Partners was J.P. Morgan Fairfield Partners, LLC (hereinafter referred to as "JPM Fairfield"), a Delaware limited liability company, whose sole managing member was Charles T. Orsatti. On December 18, 2002, JPM Fairfield was replaced as managing member of JPMDJ Partners by JPMP (23A SBIC).

The General Partner of JPMP (23A SBIC) is J.P. Morgan Partners (23A SBIC Manager), Inc., a Delaware corporation (hereinafter referred to as "JPMP (23A Manager)"), whose principal business office is located at the same address as JPMP (23A SBIC). JPMP (23A Manager) is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP (23A Manager).

JPMP (23A Manager) is a wholly owned subsidiary of JPMorgan Chase Bank, a New York corporation, (hereinafter referred to as "Chase Bank") which is engaged in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of Chase Bank.

Chase Bank is a wholly owned subsidiary of J.P. Morgan Chase & Co., a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.

                                   SCHEDULE A

                  J.P. MORGAN PARTNERS (SBIC 23A MANAGER), INC.

                              EXECUTIVE OFFICERS(1)

President                                      Jeffrey C. Walker*
Chief Investment Officer                       Arnold L. Chavkin*
Managing Director                              Dr. Dana Beth Ardi*
Managing Director                              Christopher C. Behrens*
Managing Director                              Julie Casella-Esposito*
Managing Director                              Rodney A. Ferguson*
Managing Director                              Cornell P. French*
Managing Director                              Michael R. Hannon*
Managing Director                              Alfredo Irigoin*
Managing Director                              Andrew Kahn*
Managing Director                              Jonathan R. Lynch*
Managing Director                              Stephen P. Murray*
Managing Director                              Timothy Purcell*
Managing Director                              Faith Rosenfeld*
Managing Director                              Shahan D. Soghikian*
Managing Director                              Timothy J. Walsh*
Managing Director                              Richard D. Waters, Jr. *
Managing Director                              Damion E. Wicker, M.D.*


                                   DIRECTORS(1)

                               Jeffrey C. Walker*




------------------
(1) Each of whom is a United States citizen except for Mr. Irigoin.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

                                                                      SCHEDULE B

                            THE CHASE MANHATTAN BANK

                              EXECUTIVE OFFICERS(1)

  Chairman of the Board and Chief Executive Officer                          William B. Harrison Jr.*
  Vice Chairman                                                              David A. Coulter*
  Vice Chairman                                                              Thomas B. Ketchum*
  Vice Chairman; Co-Chief Executive Officer, Investment Bank                 Donald H. Layton*
  Vice Chairman; Head of Finance, Risk Management and Administration         Marc J. Shapiro*
  Vice Chairman                                                              Jeffrey C. Walker**
  Executive Officer                                                          Donald H. McCree III*
  Chief Financial Officer                                                    Dina Dublon*
  General Counsel                                                            William H. McDavid*
  Director of Human Resources                                                John J. Farrell*
  Director of Corporate Marketing and Communications                         Frederick W. Hill*
  Executive Vice President; Head of Market Risk Management                   Lesley Daniels Webster*
  Controller                                                                 Joseph L. Scalfani*



------------------
(1) Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.

                                  DIRECTORS(1)

                                  PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                             BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer                 Retired Chairman of the Board and
                                  Chief Executive Officer
                                  Deere & Company
                                  One John Deere Place
                                  Moline, IL 61265

--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.            President and Chief Executive Officer
                                  The Hearst Corporation
                                  959 Eighth Avenue
                                  New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy              Chairman of the Board
                                  Honeywell International
                                  P.O. Box 3000
                                  Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 Ellen V. Futter                  President and Trustee
                                  American Museum of Natural History
                                  Central Park West at 79th Street
                                  New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III             President and Chief Executive Officer
                                  The College Fund/UNCF
                                  9860 Willow Oaks Corporate Drive
                                  P.O. Box 10444
                                  Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.         Chairman of the Board and Chief Executive
                                  Officer
                                  J.P. Morgan Chase & Co.
                                  270 Park Avenue, 8th Floor
                                  New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan                 Of Counsel
                                  Skadden, Arps, Slate, Meagher & Flom LLP
                                  Four Times Square
                                  New York, New York  10036
--------------------------------------------------------------------------------








------------------
(1) Each of whom is a United States citizen.

                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)


  Chairman of the Board and Chief Executive Officer                          William B. Harrison Jr.*
  Vice Chairman                                                              David A. Coulter*
  Vice Chairman                                                              Thomas B. Ketchum*
  Vice Chairman                                                              Donald H. Layton*
  Vice Chairman                                                              Jeffrey C. Walker**
  Vice Chairman; Head of Finance, Risk Management and Administration         Marc J. Shapiro*
  Executive Officer                                                          Donald H. McCree III*
  Executive Vice President; Chief Financial Officer                          Dina Dublon*
  Executive Vice President; Head of Market Risk Management                   Lesley Daniels Webster*
  General Counsel                                                            William H. McDavid*
  Director of Human Resources                                                John J. Farrell*
  Director of Corporate Marketing and Communications                         Frederick W. Hill*
  Controller                                                                 Joseph L. Scalfani*








------------------


(1) Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.

                                  DIRECTORS(1)


                                  PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                             BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer                 Retired Chairman of the Board and
                                  Chief Executive Officer
                                  Deere & Company
                                  One John Deere Place
                                  Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel                 Chairman and Chief Executive Officer
                                  Bechtel Group, Inc.
                                  P.O. Box 193965
                                  San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.            President and Chief Executive Officer
                                  The Hearst Corporation
                                  959 Eighth Avenue
                                  New York, New York  10019
--------------------------------------------------------------------------------
 John H. Biggs                    Former Chairman and Chief Executive Officer
                                  TIAA-CREF
                                  730 Third Avenue
                                  25th Floor
                                  New York, NY  10017
--------------------------------------------------------------------------------
 Lawrence A. Bossidy              Chairman of the Board
                                  Honeywell International
                                  P.O. Box 3000
                                  Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns                 Chairman of the Board Ryder System, Inc.
                                  3600 N.W. 82nd Avenue
                                  Miami, Florida 33166
--------------------------------------------------------------------------------
 Ellen V. Futter                  President and Trustee
                                  American Museum of Natural History
                                  Central Park West at 79th Street
                                  New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III             President and Chief Executive Officer
                                  The College Fund/UNCF
                                  9860 Willow Oaks Corporate Drive
                                  P.O. Box 10444
                                  Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.         Chairman of the Board and Chief Executive
                                  Officer
                                  J.P. Morgan Chase & Co.
                                  270 Park Avenue, 8th Floor
                                  New York, New York  10017-2070
--------------------------------------------------------------------------------


------------------
(1) Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.

                                  PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                             BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Helene L. Kaplan                 Of Counsel
                                  Skadden, Arps, Slate, Meagher & Flom LLP
                                  Four Times Square
                                  New York, New York  10036
--------------------------------------------------------------------------------
 Lee R. Raymond                   Chairman of the Board and Chief Executive
                                  Officer
                                  Exxon Mobil Corporation
                                  5959 Las Colinas Boulevard
                                  Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford                 Chairman of the Board
                                  American Home Products Corporation
                                  5 Giralda Farms
                                  Madison, New Jersey  07940
--------------------------------------------------------------------------------